UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K
___________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) /
OF THE SECURITIES EXCHANGE ACT OF 1934

July 8, 2010 (July 2, 2010)
Date of report (Date of earliest event reported)

IMEDICOR, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada	95-4696799
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

000-52765
(Commission File Number)

523 Avalon Gardens Drive, Nanuet, New York 10954
(Address of principal executive offices) (Zip Code)

(845) 371-7380
(Registrant’s Telephone Number, Including Area Code)

VEMICS, INC
(Former name of Registrant if changed since last report))

      Check the appropriate box below if the Form 8-K filing is intended to satisfy simultaneously the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Unregistered Sale of Equity Securities

On July 2, 2010 iMedicor, Inc., a Nevada corporation formerly known as Vemics, Inc. (the “Company”), sold, in a private placement made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), to certain accredited investors (the “Investors”) a series of  subscription agreements (the “Subscription Agreements”) with accredited investors (the “Investors”), pursuant to subscription agreements an aggregate of  2,400,000  shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase 2,400,000  shares of  Common Stock, at an exercise price of $0.03 per share.  The purchase price was $0.05 for one share of common stock and one warrant to purchase one share of common stock or a total aggregate investment by the Investors of $120,000.

The Warrants are exercisable between July 2, the execution dates of the Subscription Agreements, and July 2, 2015, the expiration date of the warrants.

The Company issued and sold the Common Stock and Warrants to in private placement transaction made in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D, Rule 506 thereunder.  The Investors are  “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act.

The foregoing descriptions of the Subscription Agreement and the Warrants do not purport to be complete and are qualified in their entirety by the full texts of the Form of Subscription Agreement and Form of Warrant filed as Exhibits 4.1 and 4.2 hereto, and each such exhibit is incorporated herein by reference.

Additionally, Pursuant to a Stock Distribution and Release Agreement dated July 1, 2010 among the Company and members of Ravine Valley Partners, LLC (the “Ravine Partners”) the Company issued 10,000,000 shares of the Company’s Common Stock to the Ravine Partners, who’s subscription agreement dated July 29, 2008 contained certain anti-dilution provisions.  The 10,000,000 shares were issued as a settlement of a dispute with regard to anti-dilution provisions contained in the original subscription agreement.

This description does not constitute an offer to sell or the solicitation of an offer to buy any securities.  The Warrants sold in the private placement have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act or applicable state securities laws.

Item 9.01.      Financial Statements and Exhibits

Exhibit No.
4.1	Form of Subscription Agreement

4.2 4.3 4.4	Form of Warrant Settlement Agreement between Ravine Valley LLC and iMedicor, Inc Ravine Valley LLC Subscription Agreement

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMedicor, Inc.

Date: July 8, 2010	By:	/s/ Fred Zolla
Fred Zolla
Chief Executive Officer